UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): February 27, 2025

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 27, 2025 (the “Record Date”), a stockholder (the “Majority Stockholder”) of FOXO Technologies Inc., a Delaware corporation (the “Company”), approved certain actions by written consent (the “Written Consent”). As of the Record Date, the Majority Stockholder held approximately 81% of the Company’s voting rights. Pursuant to the Written Consent, the Majority Stockholder approved:

(1)	The Board approval of the issuance of shares of Class A Common Stock (the “Common Stock”) to ClearThink Capital Partners, LLC for conversions of various convertible notes and/or exchanges of non-convertible promissory notes, into shares of Common Stock, and inducement shares, which as a result of being aggregated may result in total issuances of securities of over 20% of the issued and outstanding shares of Common Stock at the time of any one of the transactions, to comply with Section 713 of the NYSE American LLC Company Guide;

(2)	The Board approval of the issuance of shares of Common Stock to investors for conversions of convertible notes and inducement shares that may be issued pursuant to an up to $1,500,000 private note offering, which if used by the Company and as a result of being aggregated, may result in total issuances of securities of over 20% of the issued and outstanding shares of Common Stock, to comply with Section 713 of the NYSE American LLC Company Guide; and

(3)	The Board approval of the issuance of shares of Common Stock to Jefferson Street Capital, LLC as a result of conversions of convertible notes and commitment shares, which if issued may result in issuances of securities of over 20% of the issued and outstanding shares of Common Stock, to comply with Section 713 of the NYSE American LLC Company Guide.

On February 28, 2025, the Company filed a preliminary Information Statement on Schedule 14C with the U.S. Securities and Exchange Commission with respect to the matters approved by the Majority Stockholder and, as soon as it may do so, will mail the definitive Information Statement on Schedule 14C to its stockholders of record as of the Record Date. The items approved will then be effective 20 days after the mailing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: March 5, 2025	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer